UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 15, 2006

Quest Diagnostics Incorporated

1290 Wall Street West

Lyndhurst, NJ 07071

(201) 393-5000

001-12215

(Commission file number)

Delaware

(State of Incorporation)

16-1387862

(I.R.S. Employer Identification Number)

Item 8.01	Other Events

Quest Diagnostics Incorporated has received a subpoena from the California Attorney General’s Office. The subpoena seeks various documents including documents relating to billings to MediCal, the California Medicaid program. The subpoena seeks documents from various time frames ranging from three to ten years. Quest Diagnostics will cooperate with the California Attorney General’s Office in responding to the subpoena.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 19, 2006

QUEST DIAGNOSTICS INCORPORATED
By:__/s/ Leo C. Farrenkopf, Jr.___________
Leo C. Farrenkopf, Jr. Assistant General Counsel and Assistant Secretary